UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 9, 2026, following Aldeyra Therapeutics, Inc.’s (the “Company”) 2026 annual meeting of stockholders (the “2026 Annual Meeting”), and based upon the recommendation of the Nominating/Corporate Governance Committee of the Board of Directors (the “Board”), the Board appointed Darlene Deptula-Hicks as a Class III director, with her initial term expiring at the Company’s 2029 annual meeting of stockholders. Further, the Board appointed Ms. Deptula-Hicks to serve as Chair of the audit committee of the Board (the “Audit Committee”). The Company has determined that Ms. Deptula-Hicks is independent under the rules and regulations of the Securities and Exchange Commission (“SEC”) and the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) applicable to audit committee members. In addition, the Board has determined that Ms. Deptula-Hicks qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirement of Nasdaq.

Pursuant to the Company’s non-employee director compensation program, as a non-employee joining the Board, Ms. Deptula-Hicks was granted a non-statutory stock option to purchase 94,313 shares of the Company’s common stock on June 9, 2026 with an exercise price equal to the closing stock price of the Company’s common stock on The Nasdaq Capital Market on June 9, 2026. This option will vest ratably in annual installments over three years of service following the date of grant. Ms. Deptula-Hicks will also receive an annual fee of $40,000 for service as a director, and an annual fee of $7,500 for service as Chair of the Audit Committee. In addition, she will be eligible to receive, upon the conclusion of each annual meeting of stockholders, a non-statutory stock option to purchase approximately $130,000 of the Company’s common stock for her service as a director and a non-statutory stock option to purchase approximately $15,000 of the Company’s common stock for her service as Chair of the Audit Committee on that date with an exercise price equal to the fair market value of the Company’s common stock on the grant date. Such annual grant will vest in full on the one-year anniversary of the grant date. The Company’s non-employee director compensation program is described in further detail in the Company’s Proxy Statement for its 2026 Annual Meeting filed with the SEC on April 27, 2026 pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”).

Ms. Deptula-Hicks and the Company will also enter into an indemnification agreement requiring the Company to indemnify her to the fullest extent permitted under Delaware law with respect to her service as a director. The indemnification agreement will be in the form entered into with the Company’s other directors and executive officers. This form is attached hereto as Exhibit 99.2.

There is no arrangement or understanding between Ms. Deptula-Hicks and any other person pursuant to which Ms. Deptula-Hicks was appointed as a director.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting held on June 9, 2026, the following proposals were submitted to the stockholders of the Company:

Proposal 1:

The election of one director to serve as a Class III director until the Company’s 2029 annual meeting of stockholders or until his successor is duly elected and qualified or until earlier death, resignation or removal.

Proposal 2:	The ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3:	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Proxy Statement. Of the 60,321,068 shares of the Company’s common stock entitled to vote at the 2026 Annual Meeting, 44,271,484 shares, or approximately 73.4%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1: Election of Directors.

The Company’s stockholders elected the following director to serve as a Class III director until the 2029 annual meeting of stockholders or until his successor is duly elected and qualified or until earlier death, resignation or removal. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Todd C. Brady, M.D., Ph.D.	23,026,101	1,081,762	20,038,067

Proposal 2: Ratification of Appointment of BDO USA, P.C.

The Company’s stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining
43,693,772	321,501	130,657

Proposal 3: Advisory Vote on Executive Compensation.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,477,504	4,543,221	87,138	20,038,067

Item 7.01.	Regulation FD Disclosure.

On June 9, 2026, the Company issued a press release (the “Press Release”) to announce the appointment of Ms. Deptula-Hicks to the Board. A copy of the Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Aldeyra Therapeutics, Inc. Press Release dated June 9, 2026
99.2

Form of Indemnification Agreement between Aldeyra Therapeutics, Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.1 to Amendment No. 2 to the Aldeyra Therapeutics, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-193204) filed with the SEC on March 17, 2014).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 9, 2026

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady
	Name:	Todd C. Brady M.D., Ph.D.
	Title:	Chief Executive Officer